   As filed with the Securities and Exchange Commission on January 25, 2000
                           Registration No.    -
                                            --- -----
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                    FORM 8-A

                          FOR REGISTRATION OF CERTAIN
                         CLASSES OF SECURITIES PURSUANT
                          TO SECTION 12(b) OR 12(g) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                    ---------------------------------------

                                 SEQUENOM, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                                       77-0365889
---------------------------                  --------------------------------
  (State of Incorporation                    (IRS Employer Identification No.)
      or Organization)

                           11555 SORRENTO VALLEY ROAD
                          SAN DIEGO, CALIFORNIA  92121
              (Address of Principal Executive Offices) (Zip Code)



If this form relates to the             If this form relates to the
registration of a class of              registration of a class of securities
securities pursuant to                  pursuant to Section 12(g) of the
Section 12(b) of the Exchange           Exchange Act and is effective pursuant
Act and is effective pursuant to        to General Instruction A.(d), please
General Instruction A.(c), please       check the following box. [X]
check the following box. [ ]


Securities Act Registration Statement File Number to which this form relates:
   333-91665
--------------
(if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


     Title of Each Class                  Name of Each Exchange on Which
     to be so Registered                  Each Class is to be Registered
     --------------------                 ------------------------------
        Not Applicable                             Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:


                    Common Stock, par value $0.001 per share
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                                (Title of class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     See "Description of Securities" in our Registration Statement on Form S-1 (Registration No. 333-91665) filed with the Securities and Exchange Commission (the "Commission") on November 24, 1999 as amended on December 7, 1999, January 3, 2000, January 6, 2000 and January 25, 2000 and by any other amendments to such Registration Statement on Form S-1 made prior to the effective date (collectively, the "Registration Statement"), each of which is incorporated herein by reference. The form of Prospectus filed by us pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, shall be deemed to be incorporated by reference into the Registration Statement.

ITEM 2.  EXHIBITS.

     The following exhibits to this Registration Statement on Form 8-A are incorporated by reference to the documents specified which have been or will be filed with the Commission:

     1. Form of Second Amended and Restated Certificate of Incorporation to become effective simultaneously with the completion of the offering of shares of our Common Stock, filed as Exhibit 3.2 to the Registration Statement.

     2. Form of Restated Bylaws to become effective simultaneously with the completion of the offering of shares of our Common Stock, filed as
         Exhibit 3.4 to the Registration Statement.

     3. Form of Certificate for Common Stock, filed as Exhibit 4.1 to the Registration Statement.

     4.  Amended and Restated Registration Rights Agreement, filed as Exhibit
         10.5 to the Registration Statement.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.

                                        SEQUENOM, INC.

Date: January 25, 2000                 By: /s/  Hubert Koster
                                           -------------------------------------
                                           Hubert Koster
                                           President and Chief Executive Officer

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    EXHIBITS

                                       TO

                                    FORM 8-A

                                     UNDER

                        SECURITIES EXCHANGE ACT OF 1934

                                 SEQUENOM, INC.

                                 EXHIBIT INDEX
                                 -------------

The following exhibits to this Registration Statement on Form 8-A are incorporated by reference to the documents specified which have been or will be filed with the Commission:

Exhibit
Number      Exhibit
------      -------

  1. Form of Second Amended and Restated Certificate of Incorporation to become effective simultaneously with the completion of the offering of shares of our Common Stock, filed as Exhibit 3.2 to the Registration Statement.

  2. Form of Restated Bylaws to become effective simultaneously with the completion of the offering of shares of our Common Stock, filed as
            Exhibit 3.4 to the Registration Statement.

  3. Form of Certificate for Common Stock, filed as Exhibit 4.1 to the Registration Statement.

  4.        Amended and Restated Registration Rights Agreement, filed as Exhibit
            10.5 to the Registration Statement.